Exhibit 32.1

Certification Pursuant to 18. U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of B.H.I.T. Inc. (the “Company”) on Form 10-Q for the quarter ending March 31, 2009 (the “Report”) filed with the Securities and Exchange Commission on the date hereof, I, Gary O. Marino, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of § 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gary O. Marino
Gary O. Marino
Chairman and Chief Executive Officer

May 6, 2009